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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 25049

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934

Date of Report (Date of earliest event reported): October 14, 1999.

                         Westinghouse Air Brake Company
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                      1-13782                       25-1615902
----------------------------        ----------------         ----------------------------
(State or other jurisdiction        (Commission file         (IRS Employer Identification
 of incorporation)                   number)                  Number)
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              1001 Air Brake Avenue
         Wilmerding, Pennsylvania  15148                             15222
    ----------------------------------------                        --------
    (Address of principal executive offices)                        Zip Code

Registrant's telephone number, including area code:  (412) 825-1000

                                 Not applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)


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ITEM 5.     OTHER EVENTS.

     The Registrant hereby incorporates by reference the information contained in Exhibits 99.1 and 99.2 hereto in response to this Item 5.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) -- (b) Not applicable.

     (c) Exhibits.

     99.1 Text of press release dated October 14, 1999, issued by Westinghouse Air Brake Company, regarding 1999 third quarter earnings.

     99.2 Text of press release dated October 14, 1999, issued by Westinghouse Air Brake Company, regarding share repurchase program.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                 WESTINGHOUSE AIR BRAKE COMPANY

Date:  October 15, 1999                          By: Robert J. Brooks
                                                     ---------------------------
                                                     Robert J. Brooks
                                                     Vice President and
                                                     Chief Financial Officer

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                                  EXHIBIT INDEX



Exhibit
Number                Description of Exhibit
-------               ----------------------
99.1                  Text of press release dated October 14, 1999, issued by
                      Westinghouse Air Brake Company, regarding 1999 third
                      quarter earnings.

99.2 Text of press release dated October 14, 1999, issued by Westinghouse Air Brake Company, regarding share repurchase program.

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